UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: February 15, 2013

(Date of earliest event reported)

ENTEROMEDICS INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33818

Delaware	48-1293684
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2800 Patton Road, St. Paul, Minnesota 55113

(Address of principal executive offices, including zip code)

(651) 634-3003

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On February 20, 2013, EnteroMedics Inc. (the “Company”) announced that the Company’s Board of Directors had appointed Greg S. Lea, the Company’s Senior Vice President and Chief Financial Officer, to also serve as the Company’s Chief Operating Officer effective February 15, 2013. At the same time, the Board of Directors also approved an increase in Mr. Lea’s base annual salary from $280,769 to $295,000. The Company announced Mr. Lea’s appointment in a press release issued on February 20, 2013. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Mr. Lea, 60, has served as the Company’s Senior Vice President and Chief Financial Officer since May 21, 2007. Prior to joining the Company, Mr. Lea served as Chief Financial Officer of Pemstar Inc. from July 2002 through January 2007 when it was acquired by Benchmark Electronics, Inc. Mr. Lea also served as a director of Pemstar from April 2001 through January 2007 and held the position of Corporate Controller from April 2002 through July 2002. From 1993 to April 2002, Mr. Lea served as a corporate Vice President for Jostens Corporation, a commemorative and affiliation products manufacturer, serving most recently as corporate Vice President-Business Ventures. Prior to that, Mr. Lea held several financial management and administrative positions at IBM Corporation from 1974 to 1993 and was President and a director of the Ability Building Center, Inc. from 1981 to 1993. Mr. Lea holds a B.S. in Accounting/Business Management from Minnesota State University, Mankato.

There are no arrangements or understandings between Mr. Lea and any other person pursuant to which Mr. Lea was appointed as COO of the Company. Mr. Lea does not have a direct or indirect material interest in any currently proposed transaction to which the Company is a party, nor has Mr. Lea had a direct or indirect material interest in any such transaction since the beginning of the Company’s fiscal year.

Mr. Lea has no family relationship with any other officer or director of the Company. Neither Mr. Lea nor any immediate family member of Mr. Lea has a material interest in any transaction with the Company involving the payment or receipt of at least $120,000.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of EnteroMedics Inc. dated February 20, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.

By:	/s/ Greg S. Lea

Greg S. Lea
Senior Vice President, Chief Financial Officer and Chief Operating Officer

Date: February 20, 2013

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of EnteroMedics Inc. dated February 20, 2013.